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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 19, 2011


                               NOBLE ROMAN'S, INC.
             (Exact name of registrant as specified in its charter)

          Indiana                      0-11104                53-1281154
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


One Virginia Avenue, Suite 300
Indianapolis, IN                                                 46204
(Address of principal executive offices)                       (Zip Code)


                                 (317) 634-3377
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item  7.01        Regulation FD Disclosure.

     On November 2, 2011, Paul W. Mobley, Chairman and Chief Executive Officer of Noble Roman's, Inc. (the "Company"), responded by letter to an inquiry from a shareholder regarding the Company's plans. A copy of the Company's letter is attached hereto as Exhibit 99.1.

     The information in this Item 7.01, including the exhibit, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item  9.01        Financial Statements and Exhibits.

     (d)  The following exhibit is furnished as part of this report:

          Exhibit Number                     Description
          --------------                     -----------

               99.1             Letter, dated November 2, 2011, from Paul W.
                                Mobley to Timothy M. Riley.


     The Company will post this Form 8-K on its Internet website at www.nobleromans.com. References to the Company's website address are included in this Form 8-K and the press release only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company's website does not constitute part of this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2011

                                              NOBLE ROMAN'S, INC.


                                              By: /s/ Paul W. Mobley
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                                                  Paul W. Mobley
                                                  Chief Executive Officer and
                                                  Chief Financial Officer